EXHIBIT 4.1


FRONT

COMMON STOCK                                                        COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN
DENVER, COLORADO AND NEW YORK, NEW YORK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 127697 10 0

THIS CERTIFIES THAT






is the owner of


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

CAFE LA FRANCE, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:


Robert G. King
TREASURER


[illegible]
PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596
Denver, Colorado 80201
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

BACK

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --        as tenants in common
         TEN ENT  --        as tenants by the entireties
         JT TEN   --        as joint tenants with rights
                            of survivorship and not as
                            tenants in common


UNIF GIFT MIN ACT -- ..................... Custodian............................
                            (Cust)                              (Minor)
                     Under Uniform Gifts to Minors

                     Act ..........................
                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received,________________________hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE


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Shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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                              NOTICE: THE  SIGNATURE  TO  THIS  ASSIGNMENT  MUST
                                      CORRESPOND  WITH THE NAME AS WRITTEN  UPON
                                      THE  FACE  OF THE  CERTIFICATE,  IN  EVERY
                                      PARTICULAR,    WITHOUT    ALTERATION    OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE  SIGNATURE(S)  SHOULD BE  GUARANTEED  BY AN ELIGIBLE  GUARANTOR  INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.